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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 3, 2008

EMPIRE WATER CORPORATION
formerly Cascade Coaching Corp.
(Exact name of registrant as specified in its charter)

NEVADA	000-52256
(State or other jurisdiction of incorporation)	(Commission File No.)

25 Orchard Road
Lake Forest, California 92630
(Address of principal executive offices and Zip Code)

(949) 768-1600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

     On January 3, 2008, we issued 6,000,000 shares of common stock to Basin Water Resources, Inc. (“BWRI”) in consideration of BWRI performing certain conditions of its agreement with us dated as of December 28, 2007. The shares were issued pursuant to the exemption from registration contained section 4(6) of the Securities Act of 1933 in that BWRI is an accredited investor with assets in excess of $5,000,000.

     On January 3, 2008, we sold 200,000 Units to Roytor & Co., consisting of 200,000 restricted shares of common stock and warrants to acquire an additional 200,000 restricted shares of common stock. The exercise price of the warrants is $1.25 per share. The shares were sold pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933 in that the transaction was with a non-US person and took place outside the United States of America.

     In addition, on January 3, 2008, we issued warrants to acquire 448,000 restricted shares of our common stock to Canaccord Adams Inc. pursuant to the exemption from registration contained section 4(6) of the Securities Act of 1933 in that Canaccord Adams Inc. is an accredited investor with assets in excess of $5,000,000. The exercise price of the warrants is $1.25 per share.

ITEM 5.01      CHANGES IN CONTROL OF THE REGISTRANT

     On January 3, 2008, Alfred Nutt returned all of our shares to us for cancellation. Mr. Nutt owned 22,500,000 shares or 70.55% of the total outstanding shares of common stock. After Mr. Nutt returned his shares to us for cancellation, there were 9,393,000 shares outstanding.

     On the same date, we issued 6,000,000 shares of common stock to Basin Water Resources, Inc.; 2,400,000 shares to Range Global Fund Ltd; 200,000 shares to Bansco & Co.; 200,000 shares to Rothschild Bank AG Zurich; 200,000 shares to Landolt & Cie Banquiers; and, 200,000 shares to Roytor & Co.

     After the foregoing, Basin Water Resources, Inc. owned 32.27% of the total shares outstanding and Range Global Fund Ltd. owned 12.91% of the total shares outstanding. Other than Basin Water Resources, Inc. and Range Global Fund Ltd., no one person owned more than 5% of the total shares of common stock outstanding.

ITEM 8.01      OTHER EVENTS

     On January 3, 2008 our trading symbol on the Bulletin Board operated by the Financial Industry Regulatory Authority (FINRA) was changed from CCDE to EWCR.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 7th day of January 2008.

EMPIRE WATER CORPORATION

BY: ALFRED NUTT
Alfred Nutt, President and Principal Executive
Officer